                                        Securities and Exchange Commission
                                              Washington, D.C. 20549

                                  -----------------------------------------------

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest event reported): September 20, 2004

                                            The Phoenix Companies, Inc.
-------------------------------------------------------------------------------------------------------------------
                              (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
-------------------                     --------------------------               -------------------------
(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
--------------------------------------------------------------                        --------------------
       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
                                                                                --------------------------

                                                  NOT APPLICABLE
             -----------------------------------------------------------------------------------------
                           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

The Phoenix Companies, Inc. ("PNX") and its subsidiary, Phoenix Life Insurance Company ("PLIC"), entered into a
Transition Agreement on September 20, 2004, with Mr. Michael J. Gilotti, Executive Vice President. Pursuant to
this agreement, Mr. Gilotti will remain an employee of PLIC, will remain an Executive Vice President of both
PNX and PLIC through December 31, 2004 at 11:59 p.m. and will continue to receive his current salary through that date.

In addition, provided he continues to comply with certain requirements, including non-solicitation, non-disparagement, cooperation and confidentiality covenants, and executes a general release, he will:

    o  be eligible for severance in the amount of twelve months of current salary ($460,000);
    o  be eligible for an award under the PNX 2004 Annual Incentive Plan; and
    o  continue to be covered through December 31, 2005 under PLIC's group insurance coverage for health, life and dental.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  September 21, 2004                            By:    /s/ Carole A. Masters
                                                            ------------------------------------------------
                                                            Name:  Carole A. Masters
                                                            Title:  Vice President